Exhibit 10.39

SECOND COMMITMENT AMENDMENT TO

LOAN SALE AND SERVICING AGREEMENT

THIS SECOND COMMITMENT AMENDMENT TO LOAN SALE AND SERVICING AGREEMENT (this “Second Amendment”), dated as of January 31, 2013, is entered into by and among BRFC-Q 2010 LLC, a Delaware limited liability company, as seller (the “Seller”), Quorum Federal Credit Union, a federally chartered credit union, as buyer (the “Buyer”), Vacation Trust, Inc., a Florida Corporation, as Club Trustee (the “Club Trustee”), U.S. Bank National Association, a national banking association, as custodian and paying agent (the “Custodian”), Bluegreen Corporation, a Massachusetts corporation, as servicer (the “Servicer”), and Concord Servicing Corporation, an Arizona corporation, as backup servicer (the “Backup Servicer”).

RECITALS

WHEREAS, the Buyer, the Seller, the Servicer and the Backup Servicer have previously entered into that certain Loan Sale and Servicing Agreement, dated as of December 22, 2010, as amended by that certain Omnibus Amendment, dated as of May 3, 2011 and as further amended by that certain First Commitment Amendment, dated as of March 1, 2012 (as may be amended, supplemented or restated from time to time, the “Loan Sale and Servicing Agreement”).

WHEREAS, Standard Definitions are attached to the Loan Sale and Servicing Agreement at Annex A (the “Standard Definitions”).

WHEREAS, the parties hereto desire to modify the Loan Sale and Servicing Agreement as set forth in this Second Amendment.

WHEREAS, capitalized terms used herein not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Sale and Servicing Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.          Amendment of Standard Definitions.

(a)          The following definitions shall replace the corresponding definition in the Standard Definitions:

“Commitment Period” and “Commitment Purchase Period” shall mean the period commencing on January 31, 2013 and continuing until March 31, 2014.

2.          Choice of Law and Venue. This Second Amendment shall be construed in accordance with the internal laws of the State of New York.

3.          Binding Effect. This Second Amendment shall inure to the benefit of and be binding upon the parties to this Second Amendment and their successors and assigns.

4.          Counterpart Execution. This Second Amendment may be executed in counterpart, and any number of copies of this Second Amendment which in the aggregate have been executed by all parties to this Second Amendment shall constitute one original.

5.          Time is of the Essence. Time is of the essence in the performance of the obligations in this Second Amendment.

6.          No Third Party Beneficiary. No third party shall be a beneficiary hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date set forth above.

THE BUYER:	QUORUM FEDERAL CREDIT UNION

	By:	/s/ Bruno Sementilli
Bruno Sementilli,
President and CEO

THE SELLER:	BRFC-Q 2010 LLC

	By:	/s/ Allan J. Herz
Allan J. Herz
President and Assistant Treasurer

THE SERVICER:	BLUEGREEN CORPORATION

	By:	/s/ Anthony M. Puleo
Anthony M. Puleo
Senior Vice President, CFO & Treasurer

THE BACKUP SERVICER:	CONCORD SERVICING CORPORATION

	By:	/s/ Mary-Jeanne Fincher
Mary-Jeanne Fincher
Vice President and General Counsel

THE CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Custodian and Paying Agent hereunder

	By:	/s/ Michelle Moeller
	Printed Name:	Michelle Moeller
	Title:	Vice President

THE CLUB TRUSTEE:	VACATION TRUST, INC.,
as Club Trustee

	By:	/s/ Tonya Wardak
Tonya Wardak
Vice President, Treasurer and Secretary

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